THIRD AMENDMENT

TO AMENDED AND RESTATED

LOAN FACILITY AGREEMENT AND GUARANTY

THIS THIRD AMENDMENT TO AMENDED AND RESTATED LOAN FACILITY AGREEMENT AND GUARANTY dated as of November 30, 2007 (the “Amendment”) is entered into among Ruby Tuesday, Inc., a Georgia corporation (the “Sponsor”), the Guarantors, the Participants party hereto and Bank of America, N.A., as servicer and agent for the Participants (in such capacity, the “Servicer”). All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Loan Facility Agreement (as defined below).

RECITALS

WHEREAS, the Sponsor, the Participants and the Servicer entered into that certain Amended and Restated Loan Facility Agreement and Guaranty dated as of November 19, 2004 (as amended or modified from time to time, the “Loan Facility Agreement”);

WHEREAS, the Sponsor has requested that the Participants amend the Loan Facility Agreement as set forth below subject to the terms and conditions specified in this Amendment;

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.	Amendments. The Loan Facility Agreement is hereby amended as follows:

(a)        Section 1.1 of the Loan Facility Agreement is hereby amended by adding the following new definition in appropriate alphabetical order:

“Third Amendment Effective Date” shall mean November 30, 2007.

(b)       The pricing grid in the definition of Applicable Margin in Section 1.1 of the Loan Facility Agreement is hereby amended to read as follows:

Pricing Level	Adjusted Total Debt to EBITDAR Ratio	Applicable Margin
I	< 2.00:1.00	1.00% per annum
II	> 2.00:1.00 but <3.50:1.00	1.125% per annum
III	> 3.50:1.00	1.375% per annum

(c)        Section 6.11 of the Loan Facility Agreement is hereby amended to read as follows:

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Section 6.11	Minimum Fixed Charge Coverage Ratio.

The Consolidated Companies will maintain as of the last day of each Fiscal Quarter, a Fixed Charge Coverage Ratio of not less than (a) 1.85 to 1.0 from the Third Amendment Effective Date through and including December 2, 2008, (b) 1.90 to 1.0 from December 3, 2008 through and including June 2, 2009 and (c) 2.0 to 1.0 thereafter.

(d)       Section 6.12 of the Loan Facility Agreement is hereby amended to read as follows:

Section 6.12	Maximum Adjusted Total Debt to EBITDAR Ratio.

The Consolidated Companies will maintain, as of the last day of each Fiscal Quarter, an Adjusted Total Debt to EBITDAR Ratio of not greater (a) 3.75 to 1.0 from the Third Amendment Effective Date through and including December 2, 2008, (b) 3.50 to 1.0 from December 3, 2008 through and including June 2, 2009 and (c) 3.25 to 1.0 thereafter.

2.      Conditions Precedent. This Amendment shall be effective as of the date hereof upon the following conditions precedent:

(a)        the Servicer shall have received counterparts of this Amendment, duly executed by the Sponsor, the Guarantors, the Servicer and the Required Participants;

(b)       the Servicer shall have received a certificate of a Responsible Officer of the Sponsor and each other Credit Party, in form and substance reasonably satisfactory to the Administrative Agent and its legal counsel attaching resolutions of each Credit Party approving and adopting this Amendment, the transactions contemplated herein and authorizing the execution and delivery of this Amendment and certifying that such resolutions have not been amended, supplemented or otherwise modified and remain in full force and effect as of the Third Amendment Effective Date;

(c)        the Servicer shall have received favorable opinions of legal counsel to the Sponsor and each other Credit Party, addressed to the Servicer and each Participant, dated as of the Third Amendment Effective Date, in form and substance reasonably satisfactory to the Servicer; and

(d)       the Servicer shall have received, for the benefit of each Participant signing this Amendment on or before November 30, 2007, an amendment fee equal to 0.10% of such Participant’s Commitment.

3.	Miscellaneous.

(a)    Except as herein specifically agreed, the Loan Facility Agreement, and the obligations of the Credit Parties thereunder and under the other Operative Documents, are hereby ratified and confirmed and shall remain in full force and effect according to their terms.

(b)        Each Guarantor (a) acknowledges and consents to all of the terms and conditions of this Amendment, (b) affirms all of its obligations under the Operative Documents and (c) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Loan Facility Agreement or the other Operative Documents.

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(c)	The Sponsor and each Guarantor hereby represent and warrant as follows:

(i)        Each Credit Party has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

(ii)       This Amendment has been duly executed and delivered by the Credit Parties and constitutes the legal, valid and binding obligations of each of the Credit Parties, enforceable in accordance with its terms, except as such enforceability may be subject to (A) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (B) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

(iii)      No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by any Credit Party of this Amendment.

(d)    The Sponsor represents and warrants to the Participants that (i) the representations and warranties set forth in Article V of the Loan Facility Agreement and in each other Operative Document are true and correct in all material respects as of the date hereof with the same effect as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date and (ii) no event has occurred and is continuing which constitutes a Credit Event or Loan Default.

(e)    This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by telecopy shall be effective as an original and shall constitute a representation that an executed original shall be delivered.

(f)         THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF GEORGIA.

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            Each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

SPONSOR:	RUBY TUESDAY, INC.,
a Georgia corporation

By: /s/ Marguerite N. Duffy

Name: Marguerite N. Duffy

Title: Senior Vice President

GUARANTORS:	RTBD, INC.

By: /s/ Marguerite N. Duffy

Name: Marguerite N. Duffy

Title: President

RT FINANCE, INC.

By: /s/ Marguerite N. Duffy

Name: Marguerite N. Duffy

Title: Vice President

RUBY TUESDAY GC CARDS, INC.

By: /s/ Marguerite N. Duffy

Name: Marguerite N. Duffy

Title: Vice President

RT TAMPA FRANCHISE, LP

By: /s/ Marguerite N. Duffy

Name: Marguerite N. Duffy

Title: Vice President

RT ORLANDO FRANCHISE, LP

By: /s/ Marguerite N. Duffy

Name: Marguerite N. Duffy

Title: Vice President

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RUBY TUESDAY, INC.

THIRD AMENDMENT TO AMENDED AND RESTATED

LOAN FACILITY AGREEMENT AND GUARANTY

RT SOUTH FLORIDA FRANCHISE, LP

By: /s/ Marguerite N. Duffy

Name: Marguerite N. Duffy

Title: Vice President

RT NEW YORK FRANCHISE, LLC

By: /s/ Marguerite N. Duffy

Name: Marguerite N. Duffy

Title: Vice President

RT SOUTHWEST FRANCHISE, LLC

By: /s/ Marguerite N. Duffy

Name: Marguerite N. Duffy

Title: Vice President

RT MICHIANA FRANCHISE, LLC

By: /s/ Marguerite N. Duffy

Name: Marguerite N. Duffy

Title: Vice President

RT FRANCHISE ACQUISITION, LLC

By: /s/ Marguerite N. Duffy

Name: Marguerite N. Duffy

Title: Vice President

RT KENTUCKY RESTAURANT HOLDINGS, LLC

By: /s/ Marguerite N. Duffy

Name: Marguerite N. Duffy

Title: Vice President

RT FLORIDA EQUITY, LLC

By: /s/ Marguerite N. Duffy

Name: Marguerite N. Duffy

Title: Vice President

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RUBY TUESDAY, INC.

THIRD AMENDMENT TO AMENDED AND RESTATED

LOAN FACILITY AGREEMENT AND GUARANTY

RTGC, LLC

By: /s/ Marguerite N. Duffy

Name: Marguerite N. Duffy

Title: Vice President

RT West Palm Beach Franchise, LP

By: /s/ Marguerite N. Duffy

Name: Marguerite N. Duffy

Title: Vice President

RT Michigan Franchise, LLC

By: /s/ Marguerite N. Duffy

Name: Marguerite N. Duffy

Title: Vice President

RT Detroit Franchise, LLC

By: /s/ Marguerite N. Duffy

Name: Marguerite N. Duffy

Title: Vice President

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RUBY TUESDAY, INC.

THIRD AMENDMENT TO AMENDED AND RESTATED

LOAN FACILITY AGREEMENT AND GUARANTY

SERVICER:	BANK OF AMERICA, N.A.,

in its capacity as Servicer

By: /s/ Anne Zeschke

Name: Anne Zeschke

Title: Assistant Vice President

PARTICIPANTS:	BANK OF AMERICA, N.A.

By: /s/ John H. Schmidt

Name: John H. Schmidt

Title: Vice President

REGIONS BANK,

successor by merger to AmSouth Bank

By: /s/ Amy Gillen

Name: Amy Gillen

Title: Senior Vice President

WACHOVIA BANK, N.A.

By: /s/ Susan T. Gallagher

Name: Susan T. Gallagher

Title: Vice President

SUNTRUST BANK

By: /s/ Jean-Paul Purdy

Name: Jean-Paul Purdy

Title: Director

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RUBY TUESDAY, INC.

THIRD AMENDMENT TO AMENDED AND RESTATED

LOAN FACILITY AGREEMENT AND GUARANTY